UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012

Bluerock Enhanced Multifamily Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Heron Tower, 70 East 55th Street, 9th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Former independent registered public accounting firm

On October 3, 2012, Bluerock Enhanced Multifamily Trust, Inc. (the "Company") dismissed KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm. The Audit Committee of the Company's Board of Directors (the "Audit Committee") approved the dismissal of KPMG.

The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2011 and 2010, and the subsequent interim period through October 3, 2012, the Company did not have any disagreements with KPMG, as such term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934 (the "Exchange Act"), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

During the years ended December 31, 2011 and 2010, and the subsequent interim period through October 3, 2012, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act with respect to the Company.

KPMG was provided a copy of this report prior to its filing with the SEC, and requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements made in response to this item and, if not, stating the respects in which it does not agree. The letter from KPMG, dated October 10, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

The Company has engaged BDO USA, LLP ("BDO") to serve as the independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending December 31, 2012. The Audit Committee approved the engagement of BDO.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through October 3, 2012, the Company has had no consultations with BDO concerning: (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act; or (c) any reportable events, as defined in Item 304(a)(1)(v) under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d)	Exhibits

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated October 10, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: October 10, 2012	/s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

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